© Mercury Systems, Inc. FOURTH QUARTER AND FISCAL YEAR 2022 FINANCIAL RESULTS Mark Aslett President and CEO Michael Ruppert Executive Vice President and CFO August 2, 2022, 5:00 pm ET Webcast login at www.mrcy.com/investor Webcast replay available by 7:00 p.m. ET August 2, 2022

© Mercury Systems, Inc.2 Does not contain Technical Data. //Mercury Proprietary/No Tech Data// Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the acquisitions described herein and to fiscal 2023 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of epidemics and pandemics such as COVID, effects of any U.S. Federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, inflation, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, changes in, or in the interpretation or enforcement of environmental rules and regulations, market acceptance of the Company’s products, shortages in or delays in receiving components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions, restructurings and value creation initiatives such as 1MPACT, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, effects of shareholder activism, increases in interest rates, changes to industrial security and cyber-security regulations and requirements, changes in tax rates or tax regulations, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended July 2, 2021. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward- looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue, which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto.

© Mercury Systems, Inc.3 Does not contain Technical Data. //Mercury Proprietary/No Tech Data// Delivered strong Q4 and fiscal 2022 results  Record Q4 bookings, backlog and revenue  New business activity remains high with $680M in design win LTV in Q4, $1.6B in FY22  Positive book-to-bill, record bookings and strong backlog with FY22 revenue growth of 7%  Headwinds are supply and timing-related, so we are focused on what we can control  Entering FY23 with record backlog, strong new business opportunity

© Mercury Systems, Inc.4 Does not contain Technical Data. //Mercury Proprietary/No Tech Data// FY23 and 5-year overview  Demand environment is strong and getting stronger, exiting with 1.14 book-to-bill, record backlog  Expect shift to tailwinds as defense spending grows and supply chains improve  5-year plan intact; targeting high-single to low-double digit organic revenue growth  Possible $1.5 trillion additional U.S. and Int’l defense spending over next decade  Addressable market increasing, benefiting from higher electronic systems content and chip scale  1MPACT initiatives expected to drive margin expansion

© Mercury Systems, Inc.5 Does not contain Technical Data. //Mercury Proprietary/No Tech Data// FY23 business outlook  Forecast double-digit bookings growth, higher backlog, positive book-to-bill for FY23  Strong support for increased defense spending; expect budget delays due to mid-term elections  Labor market conditions improved; inflation and supply chain effects likely to continue in FY23  Approx. 3.5% revenue and adj. EBITDA growth YoY at guidance midpoint; up 6% and 7% at high-end  Growth and 1MPACT should result in record adj. EBITDA, improved free cash flow  FY23 results back-end loaded due to timing of FY22 bookings, long semiconductor lead times

© Mercury Systems, Inc.6 Does not contain Technical Data. //Mercury Proprietary/No Tech Data// 1MPACT: a journey to achieve full growth and adj. EBITDA potential  Began journey ~12 months ago with goal of amplifying value at scale over time  Expect to generate $30M-$50M of incremental adj. EBITDA by FY27  Continue to pivot 1MPACT to areas that mitigate risk, deliver most immediate financial results  FY23 focus: Labor, supply chain availability, inflation, working capital, R&D efficiency  Longer-term digital transformation initiatives ongoing; optimizing facilities footprint  Applying methodologies to future M&A

Q4 FY22 vs. Q4 FY21

In $ millions, except percentage and per share data	Q4 FY21[3]	Q4 FY22[3]	CHANGE
Bookings	$260.2	$331.5	27%
Book-to-Bill	1.04	1.14	
Backlog	$909.6	$1,037.7	14%
12-Month Backlog	530.0	646.7	
Revenue	$250.8	$289.7	16%
Organic Revenue (Decline) Growth[1]	(3%)	9%	
Gross Margin	41.0%	41.3%	0.3 bps
Operating Expenses	$80.4	$92.0	14%
Selling, General & Administrative	31.6	44.0	
Research & Development	27.7	24.6	
Amortization/Restructuring/Acquisition	21.1	23.4	
GAAP Net Income	$17.9	$16.9	(6%)
GAAP Earnings Per Share	$0.32	$0.30	(6%)
Weighted Average Diluted Shares	55.6	56.3	
Adjusted EPS[2]	$0.73	$0.81	11%
Adj. EBITDA[2]	$59.1	$71.6	21%
% of revenue	23.5%	24.7%	
Operating Cash Flow	$27.2	($19.4)	N.A.
Free Cash Flow[2]	$16.3	($27.6)	N.A.
% of Adjusted EBITDA	28%	N.A.	

Notes

(1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities' acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.

(2) Non-GAAP, see reconciliation table.

(3) All references in this presentation to the fourth quarter of fiscal 2021 and full fiscal 2021 are to the quarter and the 52-week period ended July 2, 2021, and to the fourth quarter of fiscal 2022 and full fiscal 2022 are to the quarter and 52-week period ending July 1, 2022.

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FY22 vs. FY21

In $ millions, except percentage and per share data	FY21	FY22[3]	CHANGE
Bookings	$881.2	$1,063.1	21%
Book-to-Bill	0.95	1.08	
Backlog	$909.6	$1,037.7	14%
12-Month Backlog	530.0	646.7	
Revenue	$924.0	$988.2	7%
Organic Revenue Growth (Decline) [1]	5%	(5%)	
Gross Margin	41.7%	40.0%	(1.7 bps)
Operating Expenses	$304.2	$363.3	19%
Selling, General & Administrative	134.3	157.0	
Research & Development	113.5	107.2	
Amortization/Restructuring/Acquisition	56.4	99.1	
GAAP Net Income	$62.0	$11.3	(82%)
GAAP EPS	$1.12	$0.20	(82%)
Weighted Average Diluted Shares	55.5	55.9	
Adjusted EPS[2]	$2.42	$2.19	(10%)
Adj. EBITDA[2]	$201.9	$200.5	(1%)
% of revenue	21.9%	20.3%	
Operating Cash Flow	$97.2	($18.9)	N.A.
Free Cash Flow[2]	$51.6	($46.5)	N.A.
% of Adjusted EBITDA	26%	N.A.	

Notes

(1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities' acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.

(2) Non-GAAP, see reconciliation table.

(3) All references in this presentation to the fourth quarter of fiscal 2021 and full fiscal 2021 are to the quarter and the 52-week period ended July 2, 2021, and to the fourth quarter of fiscal 2022 and full fiscal 2022 are to the quarter and 52-week period ending July 1, 2022.

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© Mercury Systems, Inc.9 Does not contain Technical Data. //Mercury Proprietary/No Tech Data// Balance sheet As of (In $ millions)(1) 7/2/21 10/1/21 12/31/21 4/1/22 7/1/22 ASSETS Cash & cash equivalents $113.8 $95.8 $105.2 $91.7 $65.7 Accounts receivable, net 291.7 301.2 320.1 367.1 447.9 Inventory, net 221.6 234.4 251.3 259.6 270.3 PP&E, net 128.5 128.7 127.4 125.7 127.2 Goodwill and intangibles, net 1,112.5 1,102.5 1,318.4 1,303.2 1,289.4 Other 87.0 102.5 108.4 112.5 103.0 TOTAL ASSETS $1,955.1 $1,965.1 $2,230.8 $2,259.8 $2,303.5 LIABILITIES AND S/E AP and accrued expenses $120.1 $144.2 $136.9 $170.2 $187.5 Other liabilities 150.9 141.4 155.3 137.7 127.3 Debt 200.0 200.0 451.5 451.5 451.5 Total liabilities 471.0 485.6 743.7 759.4 766.3 Stockholders’ equity 1,484.1 1,479.5 1,487.1 1,500.4 1,537.2 TOTAL LIABILITIES AND S/E $1,955.1 $1,965.1 $2,230.8 $2,259.8 $2,303.5 Notes (1) Rounded amounts used.

© Mercury Systems, Inc.10 Does not contain Technical Data. //Mercury Proprietary/No Tech Data// Cash flow summary For the Fiscal Quarters Ended (In $ millions)(1) 7/2/21 10/1/21 12/31/21 4/1/22 7/1/22 Net Income (Loss) $17.9 ($7.1) ($2.6) $4.1 $16.9 Depreciation and amortization 20.8 21.5 24.1 24.5 23.4 Other non-cash items, net 12.3 5.8 5.8 8.4 14.5 Changes in Operating Assets and Liabilities Accounts receivable, unbilled receivables, and costs in excess of billings (23.6) (9.4) (8.5) (47.3) (81.3) Inventory 10.1 (12.8) (7.6) (8.0) (12.5) Accounts payable and accrued expenses (9.5) 21.7 (8.4) 32.3 12.8 Other (0.8) (21.7) 4.1 (18.3) 6.7 (23.8) (22.2) (20.4) (41.2) (74.3) Operating Cash Flow 27.2 (2.0) 6.8 (4.3) (19.4) Capital expenditures (10.9) (5.4) (8.0) (6.1) (8.2) Free Cash Flow(2) $16.3 ($7.4) ($1.2) ($10.3) ($27.6) Free Cash Flow(2) / Adjusted EBITDA(2) 28% N.A. N.A. N.A. N.A. Free Cash Flow(2) / GAAP Net Income 91% N.A. N.A. N.A. N.A. Notes (1) Rounded amounts used. (2) Non-GAAP, see reconciliation table.

© Mercury Systems, Inc.11 Does not contain Technical Data. //Mercury Proprietary/No Tech Data// FY23 annual guidance In $ millions, except percentage and per share data FY22(1) FY23(2)(5) CHANGE Revenue $988.2 $1,000.0 - $1,050.0 1% - 6% GAAP Net Income $11.3 $15.0 - $27.9 33% - 147% GAAP EPS $0.20 $0.27 - $0.49 35% - 145% Weighted-average diluted shares outstanding 55.9 56.6 Adjusted EPS(4) $2.19 $1.96 - $2.17 (11%) - (1%) Adj. EBITDA(4) % of revenue $200.5 20.3% $200.0 - $215.0 20.0% - 20.5% 0% - 7% Notes (1) FY22 figures are as reported in the Company’s earnings release dated August 2, 2022. (2) The guidance included herein is from the Company’s earnings release dated August 2, 2022. (3) The effective tax rate in the guidance included herein excludes discrete items. (4) Non-GAAP, see reconciliation table. (5) All references in this presentation to the full fiscal 2022 are to the 52-week period ended July 1, 2022, and to the full fiscal 2023 are to the 52-week period ending June 30, 2023.

© Mercury Systems, Inc.12 Does not contain Technical Data. //Mercury Proprietary/No Tech Data// Q1 FY23 guidance In $ millions, except percentage and per share data Q1 FY22(1) Q1 FY23(2)(5) CHANGE Revenue $225.0 $215.0 - $225.0 (4%) - 0% GAAP Net Loss ($7.1) ($18.2) - ($15.6) 155% - 118% GAAP Loss Per Share ($0.13) ($0.32) - ($0.28) 146% - 115% Weighted-average diluted shares outstanding 55.4 55.9 Adjusted EPS(4) $0.41 $0.19 - $0.23 (54%) - (44%) Adj. EBITDA(4) % of revenue $38.3 17.0% $27.0 - $30.0 12.6% - 13.3% (29%) - (22%) Notes (1) Q1 FY22 figures are as reported in the Company’s earnings release dated November 2, 2021. (2) The guidance included herein is from the Company’s earnings release dated August 2, 2022. (3) The effective tax rate in the guidance included herein excludes discrete items (4) Non-GAAP, see reconciliation table. (5) All references in this presentation to the first quarter of fiscal 2022 are to the quarter ended October 1, 2021, and to the first quarter of fiscal 2023 are to the quarter ending September 30, 2022.

© Mercury Systems, Inc.13 Does not contain Technical Data. //Mercury Proprietary/No Tech Data// Summary  Expect industry challenges to continue at least through end of FY23  Demand environment becoming a tailwind despite near-term timing and supply headwinds  Entering FY23 with record backlog, strong new-business momentum  Expect double-digit bookings growth, positive book-to-bill, revenue >$1B and strong margins  Benefiting from electronic systems content increasing, supply chain delayering, more outsourcing  Implementing 1MPACT provides near and long-term discipline and value creation  Strategy unchanged: Improved margins, organic growth, disciplined M&A, full integration

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Adjusted EPS reconciliation

(In thousands, except per share data)[2]	Q4 FY21	Q4 FY22	FY21	FY22	Q1 FY23[2][4] Low	Q1 FY23[2][4] High	FY23[2][4] Low	FY23[2][4] High
Earnings (Loss) per share[1]	$ 0.32	$ 0.30	$ 1.12	$ 0.20	$ (0.32)	$ (0.28)	$ 0.27	$ 0.49
Net Income (Loss)	$ 17,925	$ 16,915	$ 62,044	$ 11,275	$ (18,200)	$ (15,600)	$ 15,000	$ 27,900
Other non-operating adjustments, net	236	1,351	(724)	2,932	-	-	-	-
Amortization of intangible assets	13,080	14,454	41,171	60,267	15,400	15,400	56,300	56,300
Restructuring and other charges	6,978	5,021	9,222	27,445	1,500	1,500	3,600	3,600
Impairment of long-lived assets	-	-	-	-	-	-	-	-
Acquisition, financing and other third party costs	1,530	4,363	8,600	13,608	2,600	2,600	5,100	5,100
Fair value adjustments from purchase accounting	(472)	(294)	(290)	(2,009)	200	200	700	700
Litigation and settlement expense, net	(128)	706	622	1,908	-	-	-	-
COVID related expenses	1,570	50	9,943	689	-	-	-	-
Stock-based and other non-cash compensation expense	6,853	12,059	29,224	38,459	14,900	14,900	58,900	58,900
Impact to income taxes[3]	(7,211)	(9,088)	(25,697)	(32,309)	(5,900)	(6,200)	(28,700)	(29,900)
Adjusted income	$ 40,361	$ 45,537	$ 134,115	$ 122,265	$ 10,500	$ 12,800	$ 110,900	$ 122,600
Adjusted earnings per share[1]	$ 0.73	$ 0.81	$ 2.42	$ 2.19	$ 0.19	$ 0.23	$ 1.96	$ 2.17
Weighted-average shares outstanding:								
Basic	55,180	55,607	55,070	55,527	55,900	55,900		
Diluted	55,598	56,261	55,474	55,901	56,200	56,200	56,600	56,600

Notes
(1) Per share information is presented on a fully diluted basis.
(2) Rounded amounts used.
(3) Impact to income taxes is calculated by recasting income before income taxes to include the add-backs involved in determining adjusted income and recalculating the income tax provision using this adjusted income from operations before income taxes. The recalculation also adjusts for any discrete tax expense or benefit related to the add-backs.
(4) All references in this presentation to the fourth quarter of fiscal 2021 and full fiscal 2021 are to the quarter and the 52-week period ended July 2, 2021, and to the fourth quarter of fiscal 2022 and full fiscal 2022 are to the quarter and 52-week period ending July 1, 2022. All references in this presentation to the first quarter of fiscal 2023 are to the quarter ending September 30, 2022 and to the full fiscal 2023 are to the 52-week period ending June 30, 2023.

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Adjusted EBITDA reconciliation

(In thousands)[1][2]	Q4 FY21	Q4 FY22	FY21	FY22	Q1 FY23[1][2] Low	Q1 FY23[1][2] High	FY23[1][2] Low	FY23[1][2] High
Net Income (Loss)	$ 17,925	$ 16,915	$ 62,044	$ 11,275	$(18,200)	$(15,600)	$ 15,000	$ 27,900
Other non-operating adjustments, net	236	1,351	(724)	2,932	-	-	-	-
Interest expense, net	587	2,434	1,043	5,663	4,000	4,000	17,900	17,900
Income tax provision (benefit)	3,136	5,614	15,129	7,120	(2,600)	(2,200)	2,500	4,600
Depreciation	7,762	8,942	25,912	33,150	9,200	9,200	40,000	40,000
Amortization of intangible assets	13,080	14,454	41,171	60,267	15,400	15,400	56,300	56,300
Restructuring and other charges	6,978	5,021	9,222	27,445	1,500	1,500	3,600	3,600
Impairment of long-lived assets	-	-	-	-	-	-	-	-
Acquisition, financing and other third party costs	1,530	4,363	8,600	13,608	2,600	2,600	5,100	5,100
Fair value adjustments from purchase accounting	(472)	(294)	(290)	(2,009)	200	200	700	700
Litigation and settlement expense, net	(128)	706	622	1,908	-	-	-	-
COVID related expenses	1,570	50	9,943	689	-	-	-	-
Stock-based and other non-cash compensation expense	6,853	12,059	29,224	38,459	14,900	14,900	58,900	58,900
Adjusted EBITDA	$ 59,057	$ 71,615	$201,896	$200,507	$ 27,000	$ 30,000	$ 200,000	$ 215,000

Notes
(1) Rounded amounts used.
(2) All references in this presentation to the fourth quarter of fiscal 2021 and full fiscal 2021 are to the quarter and the 52-week period ended July 2, 2021, and to the fourth quarter of fiscal 2022 and full fiscal 2022 are to the quarter and 52-week period ending July 1, 2022. All references in this presentation to the first quarter of fiscal 2023 are to the quarter ending September 30, 2022 and to the full fiscal 2023 are to the 52-week period ending June 30, 2023.

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© Mercury Systems, Inc.17 Does not contain Technical Data. //Mercury Proprietary/No Tech Data// Free cash flow reconciliation Organic revenue reconciliation Notes (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. (In thousands) Q4 FY21 Q4 FY22 FY21 FY22 Cash provided by (used in) operating activities $ 27,194 $ (19,435) $ 97,247 $ (18,869) Purchases of property and equipment (10,891) (8,180) (45,599) (27,656) Free cash flow 16,303$ (27,615)$ 51,648$ (46,525)$ (In thousands) Q4 FY21 Q4 FY22 FY21 FY22 Organic revenue (1) $ 247,672 $ 270,099 920,609$ 870,435$ Acquired revenue 3,170 19,630 3,387 117,762 Net revenues 250,842$ 289,729$ 923,996$ 988,197$